Exhibit 10.15

EXECUTION

AMENDMENT NUMBER ONE

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 17, 2013,

between

VELOCITY COMMERCIAL CAPITAL, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 10th day of September, 2013, between VELOCITY COMMERCIAL CAPITAL, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 17, 2013, between Seller and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested that Buyer agree to amend the Agreement to provide for the execution of a guaranty by Velocity Financial, LLC, and for the financial covenants in the Agreement to be tested with respect to Velocity Financial, LLC instead of Seller, and the Buyer has agreed, subject to the terms set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of September 10, 2013 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a) Section 2 of the Agreement is hereby amended by inserting the following new definitions of “Guarantor” and “Guaranty” following the definition of “Guarantee”:

“Guarantor” shall mean Velocity Financial, LLC and its successors.

“Guaranty” shall mean an the Guaranty Agreement dated as of September 10, 2013 by the Guarantor in favor of Buyer.

(b) Section 2 of the Agreement is hereby amended by deleting the definition of “Program Documents” in its entirety and replacing it with the following:

“Program Documents” shall mean this Agreement, the Custodial Agreement, the Guaranty, any Servicing Agreement, the Pricing Side Letter, the Collection Account Control Agreement and any other agreement entered into by Seller, on the one hand, and Buyer and/or any of its Affiliates or Subsidiaries (or Custodian on its behalf) on the other, in connection herewith or therewith..

(c) Section 12(p) of the Agreement is hereby amended to read in its entirety as follows:

(p) Financial Representations and Warranties. (A) Guarantor’s Tangible Net Worth is greater than or equal to $55,000,000; (B) Guarantor’s Liquidity is greater than or equal to $5,000,000; and (C) the ratio of Guarantor’s Total Indebtedness to Tangible Net Worth is less than 6:1.

(d) Section 12(aa) of the Agreement is hereby amended to read in its entirety as follows:

(aa) USA Patriot Act; OFAC. None of Seller, Guarantor or any of their Affiliates is a Prohibited Person and Seller and Guarantor are in full compliance with all applicable orders, rules, regulations and recommendations of OFAC. None of Seller, Guarantor or any of their respective members, directors, executive officers, parents or Subsidiaries: (1) is subject to U.S. or multilateral economic or trade sanctions currently in force; (2) is owned or controlled by, or act on behalf of, any governments, corporations, entities or individuals that are subject to U.S. or multilateral economic or trade sanctions currently in force; (3) is a Prohibited Person or is otherwise named, identified or described on any blocked persons list, designated nationals list, denied persons list, entity list, debarred party list, unverified list, sanctions list or other list of individuals or entities with whom U.S. persons may not conduct business, including but not limited to lists published or maintained by OFAC, lists published or maintained by the U.S. Department of Commerce, and lists published or maintained by the U.S. Department of State. Seller and Guarantor have established an anti-money laundering compliance program as required by all applicable anti-money laundering laws and regulations, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56) (the “USA Patriot Act”) (collectively, the “Anti-Money Laundering Laws”).

(e) Section 13(a) of the Agreement is hereby amended by replacing each occurrence of “Seller” in each of clauses (i), (ii) and (iii) with “Guarantor”.

(f) Section 13(a) of the Agreement is further amended by replacing the reference of “ninety (90)” in clause (iii) with “one hundred twenty (120)”.

(g) Section 13(a) of the Agreement is further amended by replacing each occurrence of “Seller” in clause (xii) with “Seller or Guarantor”.

(h) Section 13(a) of the Agreement is further amended by replacing each occurrence of “Seller” in clause (xv) with “Seller or Guarantor”.

(i) Section 13(p) of the Agreement is hereby amended to read in its entirety as follows:

(p) Limitation on Distributions. Without Buyer’s consent, at any time after the occurrence and during the continuance of a Default, Seller shall not, and shall ensure that Guarantor does not, make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any stock or senior or subordinate debt of Seller or Guarantor, as applicable, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller or Guarantor as applicable, or make any Restricted Payments.

(j) Section 13(q) of the Agreement is hereby amended to read in its entirety as follows:

(q) Financial Covenants. Seller covenants and agrees with Buyer that (i) during the term of this Agreement: (A) Guarantor’s Tangible Net Worth shall at all times be greater than or equal to $55,000,000; (B) Guarantor’s Liquidity shall at all times be greater than or equal to $5,000,000; (C) the ratio of Guarantor’s Total Indebtedness to Tangible Net Worth shall at all times be less than 6:1; and (ii) starting on September 30, 2013, Guarantor shall not permit, for any calendar quarter, its Net Operating Income to be less than $1.00.

(k) Section 13(ll) of the Agreement is hereby amended to read in its entirety as follows:

(ll) Maintenance of Financial Covenants. To the extent that Guarantor is obligated under any other Indebtedness (whether now in effect or in effect at any time during the term of the Agreement) to comply with a financial covenant that is comparable to any of the financial covenants set forth in Section 13(q) and such comparable financial covenant is more restrictive to Guarantor or otherwise more favorable to the related lender or buyer thereunder than any financial covenant hereunder, such comparable financial covenant shall, with no further action required on the part of either Seller or Buyer, automatically become a part hereof and be incorporated herein, and Seller hereby covenants to maintain compliance with such comparable financial covenant at all times throughout the terms of this Agreement.

(l) Section 18 of the Agreement is hereby amended by deleting “.” at the end of clause (u) and replacing it with “; or” and adding a new clause (v) following clause (u) to read as follows:

(v) an Event of Default shall have occurred under the Guaranty.

SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number One shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:	/s/ Jeff Taylor
Name:	Jeff Taylor
Title:	Executive Vice President

CITIBANK, N.A. (Buyer)

By:
Name:
Title:

Amendment One to MRA

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:
Name:
Title:

CITIBANK, N.A. (Buyer)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President Citibank, N.A.

Amendment One to MRA